JAVELIN Mortgage Investment Corp. Company Update October 21, 2015

PLEASE READ: Important Regulatory and Yield Risk Disclosures Certain statements made in this presentation regarding JAVELIN Mortgage Investment Corporation (“JAVELIN” or the “Company”), and any other statements regarding JAVELIN’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for JAVELIN’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. JAVELIN assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of JAVELIN. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED. 2

Commentary During the third quarter, Agency MBS continued to widen on an OAS basis (chart below) and payer swap spread yields traded inside of U.S. Treasury ten year notes. It is quite unusual for these events to occur at once, but in these times of central bank intervention, many unusual events have occurred. The combination of wider mortgage spreads and inverted swap yields caused a decline in the book value of JMI during Q3 of approximately 9.8% vs. ending Q2. As of October 16th, book value stands at approximately $9.94 - $10.04, or down 10.6% from the end of Q2. 3 (1) The OAS data was compiled from a third party service as of 10/16/15.

JAVELIN Monthly Metrics 4 (1) Some of the data may be based on information preceding the date of the report (i.e., closing prices). (2) Portion of the dividend payable has been subtracted from the book value range based on accrual throughout the month. (3) Leverage does not include TBA dollar rolls and is based on the most recent audited financial statements available in the 10Q/10K at the time of the report. Quarter Asset Yield Cost of Funds Net Interest Margin Q1 2014 3.71 1.67 2.04 Q2 2014 3.20 1.50 1.70 Q3 2014 3.18 1.56 1.62 Q4 2014 3.24 1.72 1.53 Q1 2015 3.18 1.80 1.37 Q2 2015 3.35 1.16 2.19 Q3 2015 3.33 1.32 2.02 Report Date (1) 7/13/2015 8/11/2015 9/9/2015 10/21/2015 Common Stock Price $7.10 $7.11 $6.62 $6.46 Estimated Book Value Range (2) $11.00 - $11.04 $10.76 - $10.80 $10.49 - $10.53 $9.94 - $10.04 Common Shares Outstanding 11,917,038 11,917,077 11,917,117 11,924,392 Asset Balance Sheet Duration 4.12 4.04 4.18 3.89 Hedge Balance Sheet Duration -3.66 -3.75 -3.81 -3.87 Net Balance Sheet Duration 0.46 0.29 0.37 0.02 Leverage (3) 6.9 6.9 6.8 6.5 Rates DV01 48,565 30,453 37,410 2,300 Spread DV01 526,000 530,000 530,000 476,000 FNCL 3.5 Price 102.73 103.78 103.89 104.41 FNCI 3. Price 103.36 103.69 103.92 104.31 10 Yr Treasury Yield 2.40% 2.16% 2.18% 2.03% 5 Yr OIS Swap Rate 1.54% 1.48% 1.34% 1.14% 10 Yr OIS Swap Rate 2.24% 2.02% 1.97% 1.74%

JAVELIN Capitalization, Dividend Policy, Transparency and Manager • Portfolio and liability details are updated monthly at www.javelinreit.com. • Agency premium amortization is expensed monthly as it occurs.(1) • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman and Lead Independent Director. Transparency and Governance 5 JAVELIN REIT Manager • JAVELIN is externally managed by ARMOUR Capital Management LP. Common Stock Dividend Policy Capitalization • 11,924,392 shares of common stock outstanding (NYSE: “JMI”). • Estimated book value of common stock of $119.1 million. • JAVELIN pays common stock dividends monthly. • Dividends are announced based on estimates of core and taxable REIT income. Information as of 10/16/2015. (1) Due to the prepayment lockout feature of our Agency multifamily securities, their premium is amortized using a level yield methodology.

JAVELIN Balance Sheet Targets JAVELIN invests in Agency and Non-Agency mortgage securities. Balance sheet target of 1.5 or less. • 3.89 gross asset duration of Agency and Non-Agency securities. • -3.87 hedge duration. • 0.02 net balance sheet duration. Hedge a minimum of 40% of fixed rate assets and funding rate risk. • $571.3 million in hedges (swaps). • 60.0% of assets hedged (28.5% with current paying swaps). • 66.1% of repurchase agreements hedged (31.4% with current paying swaps). Hold 40% of unlevered equity in cash between prepayment periods. • $23.4 million in total liquidity. • $9.9 million in true cash. • $6.4 million in unlevered securities. • $7.0 million in principal and interest receivable Long term debt to equity target of 7.5x - 8.0x. • $864.3 million in net REPO borrowings. • 6.5x Q2 2015 shareholders’ equity (not including TBA dollar rolls). 6 Assets Duration Hedging Liquidity Leverage Information as of 10/16/2015.

JAVELIN Investment Equity Allocation 7 Estimates as of 10/16/2015 and does not include forward settling trades. Equity allocation is based on market value of unlevered securities plus haircut on repurchase agreements. Allocation does not include equity invested in cash and hedges.

JAVELIN Portfolio Strategy and Investment Methodology  JAVELIN will utilize ACM’s proprietary analytical approach as well as Intex, Bloomberg, BlackRock Solutions and other third- party systems to analyze mortgage investment opportunities both for Agency and Non-Agency mortgage securities.  Strong bias toward a “buy and hold” strategy, with occasional sales made as market conditions change.  The investment team considers an array of factors, both bottom up and top down: Non-Agency Structure Analysis o Seniority, subordination model. o Model completeness and accuracy. o Litigation and policy risks. Agency & Non-Agency Class Analysis o Prepayment history. o Prepayment expectations. o Premium/discount. o Liquidity. Agency & Non-Agency Loan Analysis o Original and current loan balance. o Year of origination. o Originating company, third-party originators. o Loan seasoning. o Principal amortization schedule. o Original loan-to-value ratio. o Geography. o 96% of JMI’s 15yr MBS are between 85k – 175k loan balances. Agency Pool Analysis o Only “pass-through” securities. No CMO’s. o Prepayment history and expectations. o Premium over par. o “Hedgability.” o Liquidity. o Diversify broadly to limit idiosyncratic pool risk. 8 Information as of 10/16/2015.

JAVELIN Agency & Non-Agency Portfolio Duration 9 Information and pricing as of 10/16/2015. Some totals may not foot due to rounding. Agency Multifamily Ballooning in 120 Months or Less 16.6% 158.4$ 102.2% 104.7% 3.19/4.38 7.26 Fixed Rates Maturing Between 0 and 120 Months 0.2% 2.2$ 105.5% 107.0% 3.50/3.75 3.17 Fixed Rates Maturing Between 121 and 180 Months 34.5% 328.8$ 104.2% 105.6% 3.23/3.74 3.85 Fixed Rates Maturing Between 181 and 240 Months 2.7% 25.8$ 106.2% 104.4% 3.08/3.52 3.82 Fixed Rates Maturing Between 241 and 360 Months 15.7% 149.3$ 105.3% 104.7% 3.50/4.27 5.12 FNCL 3.5 TBA 4.4% 41.8$ 103.3% 104.5% 3.50/4.10 4.00 Total or Weighted Average 74.2% 706.3$ 104.0% 105.1% 3.29/4.01 4.89 Weighted Average Net/Gross Percent of Portfolio Agency Securities Current Value (millions) Weighted Average Purchase Price Weighted Average Current Market Price Estimated Effective Duration Using Current Values Legacy Prim Fixed 2.8 26.4 83.1 85.0 6.02/5.44 0.23 Legacy Prime Hybrid 1.6 14. 77.6 87.9 2.34/2.84 0.63 Legacy Alt-A Fixed 7.9% 75.3$ 78.1 82.7 5.85/5.23 0.00 Legacy Alt-A Hybrid 0.8% 7.1 80.7 82.5 2.63/2.92 0.00 New Issue Prime Fixed 1.2% 11.4$ 91.4% 97.1% 3.68/3.97 5.75 Credit Risk Transfer 3.6% 33.9$ 97.2% 97.6% 4.37/4.06 0.05 NPL/RPLs 8.1% 76.7$ 99.8% 99.6% 3.44/5.07 1.40 Total or Weighted Average 25.8% 245.6$ 88.7% 91.2% 4.51/4.77 0.77 Weighted Average Net/Gross Estimated Effective Duration Using Current Values Non-Agency S curities Current Value (millions) Weighted Average Purchase Price Weighted Average Current Market Price Percent of Portfolio

JAVELIN Hedge Portfolio 10 Information and pricing as of 10/16/2015. Some totals may not foot due to rounding. Current Paying Remaining Term Weighted Average Remaining Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 0-12 Months 0 -$ 0.00 Interest Rate Swap 13-24 Months 24 50.0$ 0.55 Interest Rate Swap 25-36 Months 31 50.0$ 0.92 Interest Rate Swap 37-48 Months 0 -$ 0.00 Interest Rate Swap 49-60 Months 49 60.0$ 1.59 Interest Rate Swap 61-72 Months 0 -$ 0.00 Interest Rate Swap 73-84 Months 0 -$ 0.00 Interest Rate Swap 85-96 Months 93 111.3$ 2.04 Interest Rate Swap 97-108 Months 0 -$ 0.00 Interest Rate Swap 109-120 Months 0 -$ 0.00 Interest Rate Swap 121-132 Months 0 -$ 0.00 Total or Weighted Average 59 $ 271.3 1.46 Forward Starting Weighted Average Months to Start Weighted Average Underlying Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 9 60 100.0$ 1.95 Interest Rate Swap 5 120 200.0$ 2.07 Total or Weighted Average 6 100 $ 300.0 2.03

JAVELIN Balance Sheet Hedge Metrics 11 (1) The duration contribution to the balance sheet is based on effective duration and market value. Information and pricing as of 10/16/2015. Some totals may not foot due to rounding. Agency Assets 3.69 Non-Agency Legacy Assets 0.02 Non-Agency New Issue Assets 0.19 Interest Rate Swaps -3.87 Net Balance Sheet 0.02 Duration Contribution to Balance Sheet Agency & Non-Agency Assets 951.9$ 28.5% 60.0% REPO Balance 864.3$ 31.4% 66.1% Total Hedge % (All Hedges) Current Hedge % (Current Paying) Amount (millions)

JAVELIN Agency Portfolio Constant Prepayment Rates (“CPR”) 12 JAVELIN expenses premium amortization monthly as it occurs. Constant Prepayment Rate (“CPR”) is the annualized equivalent of single monthly mortality (“SMM”). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

JAVELIN Agency & Non-Agency Repo Composition 13 (1) JAVELIN has 29 lending counterparties. Information as of 10/16/2015. Some totals may not foot due to rounding. Wells Fargo Securities 117.6$ 13.6% 30 12 12 ICBC Financial Services LLC 95.7$ 11.1% 54 37 88 Mitsubishi UFJ Securities (USA), Inc. 94.4$ 10.9% 64 42 74 Nomura Securities International, Inc. 91.0$ 10.5% 90 89 89 Daiwa Securities America Inc. 69.0$ 8.0% 91 84 84 Credit Suisse Securities (USA) LLC 68.0$ 7.9% 91 56 73 Royal Bank of Canada 53.0$ 6.1% 92 53 81 UBS Securities LLC 50.0$ 5.8% 927 410 556 Mizuho Securities USA Inc. 38.6$ 4.5% 91 84 84 Merrill Lynch, Pierce, Fenner & Smith Inc. 30.8$ 3.6% 41 27 45 E D & F Man Capital Markets Inc. 28.0$ 3.2% 61 22 25 Barclays Capital Inc. 24.1$ 2.8% 32 31 31 Morgan Stanley & Co. LLC 20.6$ 2.4% 61 33 33 Guggenheim Securities, LLC 20.2$ 2.3% 33 31 31 BNP Paribas Securities Corp. 18.6$ 2.2% 31 24 27 KGS-Alpha Capital Markets, L.P. 16.8$ 1.9% 31 21 21 Citigroup Global Markets Inc. 9.8$ 1.1% 90 76 87 J.P. Morgan Securities LLC 9.1$ 1.1% 91 45 45 CRT Capital Group LLC 8.8$ 1.0% 90 67 67 Tot l r Weighted Average 864.3$ 100.0% 115 69 REPO Counter-Party(1) Principal Borrowed (millions) Percentage of REPO Positions with JAVELIN Weighted Average Original Term in Days Longest Remaining Term in Days Weighted Average Remaining Term in Days Weighted Average Repo Rate 0.78% Weighted Average Haircut 9.63% Debt to Quarter End Shareholders' Equity Ratio 6.5

3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340 14